SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) - February 13, 2004


                                 RxBAZAAR, INC.
                                 --------------

             (Exact name of registrant as specified in its charter)


         Delaware                    5-78407                     38-3506266
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(State or other jurisdiction       (Commission                  (IRS Employer
    of Incorporation)              File Number)              Identification No.)

            1385 Kemper Meadow Drive, Cincinnati, Ohio              45240
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             (Address of principal executive offices)             (zip code)


Registrant's telephone number, including area code - (781) 449-4962
                                                     --------------


                                 Not Applicable
                                 --------------

          (Former Name or Former Address, if changed since last report)


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ITEM 9. REGULATION FD DISCLOSURE
--------------------------------

     On February 13, 2004, C. Robert Cusick, the Chief Executive Officer of RxBazaar, Inc. (the "Company") was interviewed by American Scene talk radio at the National Investment Banking Association's Capital Conference in Las Vegas, Nevada. The interview will be broadcast on February 16, 2004. Attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein solely for purposes of this Item 9 is a copy of the Company's news release announcing the time of the broadcast and providing the internet address for retrieving archived interviews.

     The information under Item 9 of this Current Report on Form 8-K, including
Exhibit 99.1 is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Further, the information furnished pursuant to Item 9 of this Current Report on Form 8-K, including
Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     RxBAZAAR, INC
                                            ------------------------------
                                                     (Registrant)


                                            By: /s/ Bruce C. Warwick
                                                --------------------------
                                                Bruce C. Warwick,
                                                Treasurer

February 13, 2004


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER     EXHIBIT
---------  ---------------------------------------------------------------------
99.1       News Release of RxBazaar, Inc., dated February 13, 2004.